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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): August 30, 2002


               CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of August 1, 2002, providing for the issuance of the CHL Mortgage Pass-Through Trust 2002-J3, CHL Mortgage Pass-Through Certificates, Series 2002-J3).


                                  CWMBS, INC.
            (Exact name of registrant as specified in its charter)


       Delaware                         333-92152                             95-4449516
       --------                         ---------                             ----------
(State or Other Jurisdiction           (Commission                         (I.R.S. Employer
   of Incorporation)                  File Number)                        Identification No.)

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          4500 Park Granada
          Calabasas, California                              91302
        -------------------------                         ----------
          (Address of Principal                           (Zip Code)
           Executive Offices)

Registrant's telephone number, including area code (818) 225-3240
                                                   ----- --------

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Item 5. Other Events.
        ------------

        On August 30, 2002, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of August 1, 2002 (the "Pooling and Servicing
Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller (the "Seller"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the
"Trustee"), providing for the issuance of the Company's CHL Mortgage
Pass-Through Certificates, Series 2002-J3. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

                                      2

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Item 7.    Financial Statements, Pro Forma Financial
           -----------------------------------------
           Information and Exhibits.
           ------------------------

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:

        99.1.    The Pooling and Servicing Agreement, dated as of August 1,
                 2002, by and among the Company, Seller, Master Servicer and the Trustee.

                                      3
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                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CWMBS, INC.



                                            By: /s/ Darren Bigby
                                                -----------------------------
                                                Darren Bigby
                                                Vice President



Dated:  October 15, 2002

                                      4
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                                 Exhibit Index
                                 -------------


Exhibit                                                                 Page
-------                                                                 ----
99.1.        Pooling and Servicing Agreement,
             dated as of August 1, 2002, by
             and among, the Company, Seller,
             Master Servicer and the Trustee.                             6


                                      5
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                                 EXHIBIT 99.1






                                      6
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[insert pooling agreement here]

[insert exhibits here]




                                      7
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